UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012 (December 30, 2011)

AMSURG CORP.

(Exact name of registrant as specified in charter)

Tennessee	000-22217	62-1493316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Burton Hills Boulevard Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

(615) 665-1283

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2011, the Board of Directors of AmSurg Corp. (the “Company”) approved the Amended and Restated AmSurg Corp. Supplemental Executive & Director Retirement Savings Plan (the “Restated Plan”). The Restated Plan amended the prior plan to permit non-employee directors to participate in the Restated Plan and defer up to 100 percent of their cash director fees received from the Company. The Restated Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1    Amended and Restated AmSurg Corp. Supplemental Executive & Director Retirement Savings Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

BY:	/s/ Claire M. Gulmi
Claire M. Gulmi
Executive Vice President, Chief Financial Officer, and Secretary
(Principal Financial and Duly Authorized Officer)

Date: January 6, 2012

EXHIBIT INDEX

No.	Exhibit

Exhibit 10.1	Amended and Restated AmSurg Corp. Supplemental Executive & Director Retirement Savings Plan